               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         Current Report

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 26, 1994
Commission File Number:                           1-9364


                    FLAGSTAR CORPORATION

     (Exact name of registrant as specified in its charter)


                 Delaware                           13-3027522
     (State of other jurisdiction              (I. R. S. Employer
   of incorporation or organization)            Identification No.)

         203 East Main Street                        29319-9966
      Spartanburg, South Carolina                    (Zip Code)
         (Address of principal
             executive offices)


      Registrant's telephone number, including area code:
                            (803) 597-8700


                                N/A
    (Former name or former address, if changed since last report)
                                       1

Item 5. Other Events.

On April 27, 1994, Flagstar Companies, Inc. ("FCI"), the corporate parent of Flagstar Corporation (the "Company"), announced that, as of April 26, 1994, the Company entered into a Stock Purchase Agreement with Compass Group PLC, a public limited company incorporated in England and Wales, for the sale of the Company's Food and Vending operation. For additional information concerning such proposed sale, reference is made to FCI's press release, a copy of which is attached hereto as Exhibit 99.



Item 7.  Financial Statements and Exhibits.


        Exhibit No.                    Description


            99                         Press Release of FCI dated
                                       April 27, 1994.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          FLAGSTAR CORPORATION



Date:   April 28, 1994                         /s/  A. Ray Biggs
                                               A. Ray Biggs,
                                               Senior Vice President and
                                               Chief Financial Officer